                                                                    EXHIBIT 23.1


                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-______) pertaining to the CoStar Group, Inc. 1998 Stock Incentive Plan, as Amended, of our report dated February 12, 1999, with respect to the consolidated financial statements of CoStar Group, Inc. (formerly Realty Information Group, Inc.) included in its Annual Report (Form 10-K) for the year ended December 31, 1998, filed with the Securities and Exchange Commission.


                                                           /s/ Ernst & Young LLP


McLean, Virginia
December 3, 1999

                                                                    EXHIBIT 23.1


                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in CoStar Group, Inc.'s (formerly Realty Information Group, Inc.) Registration Statement (Form S-8 No. 333-______) pertaining to the CoStar Group, Inc. 1998 Stock Incentive Plan, as Amended, of our report dated February 5, 1999, with respect to the financial statements of LeaseTrend, Inc. included in CoStar Group, Inc.'s Annual Report (Form 10-K) for the year ended December 31, 1998, filed with the Securities and Exchange Commission.


                                                           /s/ Ernst & Young LLP


McLean, Virginia
December 3, 1999

                                                                    EXHIBIT 23.1


                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in CoStar Group, Inc.'s (formerly Realty Information Group, Inc.) Registration Statement (Form S-8 No. 333-______) pertaining to the CoStar Group, Inc. 1998 Stock Incentive Plan, as Amended, of our report dated February 5, 1999, with respect to the financial statements of Jamison Research, Inc. included in CoStar Group, Inc.'s Annual Report (Form 10-K) for the year ended December 31, 1998, filed with the Securities and Exchange Commission.


                                                           /s/ Ernst & Young LLP


McLean, Virginia
December 3, 1999